THORNBURG
                              MUNICIPAL FUNDS

          Thornburg Limited Term Municipal Fund National Portfolio
         Thornburg Limited Term Municipal Fund California Portfolio
                   Thornburg Intermediate Municipal Fund
               Thornburg Florida Intermediate Municipal Fund
             Thornburg New Mexico Intermediate Municipal Fund

                                PROSPECTUS
                             February 1, 1996

                             TABLE OF CONTENTS

Expense Information
Financial Highlights
Management Discussion of Fund Performance
Investment Objectives and Policies
Your Account - Buying Fund Shares
Selling Fund Shares
Investor Services, Transaction Services,
Shareholder and Account Policies
Taxes
Service and Distribution Plans
Transaction Details
Exchange Restrictions
Performance
Organization of the Funds
TMC and TSC
Additional Information

THORNBURG MUNICIPAL FUNDS

The Thornburg Municipal Funds are separate investment portfolios ("Funds") offered through this combined prospectus by Thornburg Limited Term Municipal Fund, Inc. and Thornburg Investment Trust:

LIMITED TERM MUNICIPAL FUNDS
(series of Thornburg Limited Term Municipal Fund, Inc.):
     Thornburg Limited Term Municipal Fund National Portfolio
        ("Limited Term National Fund")
     Thornburg Limited Term Municipal Fund California Portfolio
        ("Limited Term California Fund")

INTERMEDIATE TERM MUNICIPAL FUNDS (series of Thornburg Investment Trust):
     Thornburg Intermediate Municipal Fund ("Intermediate National Fund") Thornburg Alabama Intermediate Municipal Fund
        ("Intermediate Alabama Fund")*
     Thornburg Arizona Intermediate Municipal Fund
        ("Intermediate Arizona Fund")*
     Thornburg Florida Intermediate Municipal Fund
        ("Intermediate Florida Fund")
     Thornburg New Mexico Intermediate Municipal Fund
        ("Intermediate New Mexico Fund")
     Thornburg Pennsylvania Intermediate Municipal Fund
        ("Intermediate Pennsylvania Fund")*
     Thornburg Tennessee Intermediate Municipal Fund
        ("Intermediate Tennessee Fund")*
     Thornburg Texas Intermediate Municipal Fund
        ("Intermediate Texas Fund")*
     Thornburg Utah Intermediate Municipal Fund
        ("Intermediate Utah Fund")*

* Funds marked with an asterisk are not currently active, and propose to commence investment operations in the future.

All of the Funds are managed by Thornburg Management Company, Inc. ("TMC"). Each active Fund offers a choice to investors of two classes of shares:
"Class A shares," sold at net asset value plus an initial sales charge imposed at the time of sale; and "Class C shares," sold without an initial sales charge but subject to a sales charge if redeemed within one year of purchase and an annual distribution fee. The different classes are described under the heading "Your Account-Buying Fund Shares," beginning on page 16.

Each Fund has the objective of providing, through investment in a professionally managed portfolio of Municipal Obligations, as high a level of current income exempt from federal income tax as is consistent, in the view of the Funds' investment adviser, with preservation of capital.

Each of the Funds having a state's name will invest primarily in Municipal Obligations of the state having the same name, with the objective of having interest dividends paid to its state's shareholders exempt from any individual income taxes imposed by that state. Each of the Limited Term Funds will maintain a portfolio having a dollar-weighted average maturity of normally not more than five years, with the objective of reducing fluctuations in its net asset value relative to municipal bond portfolios with longer average maturities while expecting lower yields than those received on portfolios with longer average maturities. Each of the Intermediate Funds will maintain a portfolio having a dollar-weighted average maturity of normally three to ten years, with the objective of reducing fluctuations in net asset value relative to long-term municipal bond portfolios. The Intermediate Funds will expect lower yields than those received on long term bond portfolios, while seeking higher yields and expecting higher share price volatility than the Limited Term Funds. During temporary periods the portfolio maturity of the Intermediate Funds may be reduced for defensive purposes. There is no limitation on the maturity of any specific security a Fund may purchase, subject to the limitation on the average maturity of each Fund. There can be no assurance that the Funds' respective objectives will be achieved.

This Prospectus sets forth concisely the information a prospective investor should know about the Funds before investing. It should be read and retained for further reference. Additional information about the Limited Term Funds is contained in a Statement of Additional Information - Thornburg Limited Term Municipal Funds dated November 1, 1995, and additional information about the Intermediate Funds is contained in a Statement of Additional Information
- Thornburg Intermediate Municipal Funds dated February 1, 1996. Each of these Statements of Additional Information has been filed with the Securities and Exchange Commission and may be obtained at no charge by contacting Thornburg Securities Corporation, 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501, 800-847-0200. This Prospectus incorporates by reference the entire Statements of Additional Information.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES INVOLVE INVESTMENT RISKS (INCLUDING POSSIBLE LOSS OF PRINCIPAL), AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, AND ARE NOT INSURED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY GOVERNMENT AGENCY.

EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES
                                               Limited Term Municipal Funds           Thornburg Intermediate Municipal Funds
                                               ----------------------------           --------------------------------------
                                               Class A              Class C           Class A                        Class C
                                                                                                                       <F1>
                                               -------              -------           -------                        -------
Maximum Sales Charge on Purchases              2.50%                none              3.50%                          none
(as a percentage of offering price)

Maximum Deferred Sales Charge on Redemptions   0.50 <F2>            0.50% <F3>        0.50 <F2>                      0.60% <F3>
(as a percentage of redemption proceeds or
 original purchase price, whichever is lower)

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
                                              Examples:
                                              Assuming each Fund's expense percentage remains the same, an investor making a $1,000 investment will pay the following cumulative expenses, assuming a 5% annual return.
                                                                      Class A  Class C                  Class A  Class C  Class C
                                                                                                                            <F1>
                                                                      -------  -------                  -------  -------  -------
Limited Term National Fund
--------------------------
Management Fees                                                        .70%     .70%    After 1 year    $ 35     $ 14     $ 19
12b-1 Fees (after fee waivers for Class C) <F4>                        .13%     .50%    After 3 years   $ 55     $ 42     $ 42
Other Expenses (after expense reimbursements for Class C) <F4>         .14%     .13%    After 5 years   $ 77     $ 73     $ 73
                                                                      -----    -----    After 10 years  $140     $161     $161
Total Fund Operating Expenses                                          .97%    1.33%

Limited Term California Fund
----------------------------
Management Fees (after fee waivers) <F5>                               .72%     .72%    After 1 year    $ 35     $ 14     $ 19
12b-1 Fees (after fee waivers for Class C) <F5>                        .13%     .50%    After 3 years   $ 56     $ 44     $ 44
Other Expenses (after expense reimbursements) <F5>                     .15%     .15%    After 5 years   $ 79     $ 76     $ 76
                                                                      -----    -----    After 10 years  $144     $167     $167
Total Fund Operating Expenses                                         1.00%    1.37%

Intermediate National Fund
--------------------------
Management Fees                                                        .63%     .63%    After 1 year    $ 45     $ 14     $ 20
12b-1 Fees (after fee waivers for Class C) <F6>                        .25%     .60%    After 3 years   $ 66     $ 43     $ 43
Other Expenses (after reimbursements)                                  .12%     .12%    After 5 years   $ 88     $ 75     $ 75
                                                                      -----    -----    After 10 years  $153     $164     $164
Total Fund Operating Expenses                                         1.00%    1.35%


Intermediate New Mexico Fund
----------------------------
Management Fees                                                        .63%     .63%    After 1 year    $ 45     $ 14     $ 20
12b-1 Fees (after fee waivers for Class C) <F7>                        .25%     .60%    After 3 years   $ 66     $ 43     $ 43
Other Expenses (after reimbursements)                                  .12%     .12%    After 5 years   $ 88     $ 75     $ 75
                                                                      -----    -----    After 10 years  $153     $164     $164
Total Fund Operating Expenses                                         1.00%    1.35%

Intermediate Florida Fund
-------------------------
Management Fees                                                        .63%     .63%    After 1 year    $ 45     $ 14     $ 20
12b-1 Fees (after fee waivers for Class C) <F8>                        .25%     .60%    After 3 years   $ 66     $ 43     $ 43
Other Expenses (after reimbursements) <F8>                             .12%     .12%    After 5 years   $ 88     $ 75     $ 75
                                                                      -----    -----    After 10 years  $153     $164     $164
Total Fund Operating Expenses                                         1.00%    1.35%

<F1> Assumes redemption at end of period
<F2> Imposed only on redemptions of purchases greater than $1 million in the event of a redemption within 12 months of purchase.
<F3> Imposed only on redemptions within 12 months of purchase, for
     Class C shares purchased on or after October 2, 1995.
<F4> Expenses reflect rounding.  Amounts shown for Class C shares of Limited Term National Fund are based upon waiver of a portion of the Class C 12b-1 fee and assumption of certain Class C operating expenses. Amounts shown have been restated to reflect current fees; absent the waiver, the Class C 12b-1 fees and operating expenses would have been 1.00% and .14%, respectively, and the total Fund operating expenses would have been 1.84% for the Class C shares.
<F5> Expenses reflect rounding.  Expenses reflect rounding.
     Amounts shown have been restated to reflect current fees.
     Amounts shown for Class A of the Limited Term California Fund are based upon a management fee waiver and assumption of certain
     Fund operating expenses. Had TMC not undertaken such action, the management fee and the Fund operating expenses would have been .75% and .16%, respectively, and the total Fund operating expenses would have been 1.04%. Amounts shown for Class C of the Limited Term California Fund are based upon a management fee waiver, a waiver of a portion of the Class C 12b-1 fees, and assumption of certain Class C operating expenses. Had TMC not undertaken such action, the Class C management fees, 12b-1 fees, and operating expenses would have been .75%, 1.00%, and 1.46%, respectively, and total Fund operating expenses would have been 3.21%.
<F6> Expenses reflect rounding. Amounts shown have been restated to reflect current fees. Amounts shown for Class A of the Intermediate National Fund are based upon a reimbursement of expenses; absent the reimbursement, other expenses would be .20% and total Fund operating expenses would be 1.08%. Amounts shown for Class C of the Intermediate National Fund are based upon a reimbursement of expenses and a partial waiver of Rule 12b-1 fees; absent the reimbursement and waiver, the Class C other expenses would be .625%, the Class C 12b-1 fees would be 1.00%, and the total Fund operating expenses would be 2.35%
<F7> Expenses reflect rounding. Amounts shown have been restated to reflect current fees. Amounts shown for Class A of the Intermediate New Mexico Fund are based upon a reimbursement of expenses; absent the reimbursement, other expenses would be .18% and total Fund operating expenses would be 1.06%.
     Amounts shown for Class C of the Intermediate New Mexico Fund are based upon a reimbursement of expenses and a partial waiver of Rule 12b-1 fees; absent the reimbursement and waiver, the Class C other expenses would be 14.23%, the Class C 12b-1 fees would be 1.00%, and the total Fund operating expenses would be 15.86%.
<F8> Expenses reflect rounding. Amounts shown have been restated to reflect current fees. Amounts shown for Class A of the Intermediate Florida Fund are based upon a reimbursement of expenses; absent the reimbursement, other expenses would be 1.06% and total Fund operating expenses would be 1.44%. Amounts shown for Class C of the Fund are based upon reimbursement of expenses and a partial waiver of the 12b-1 fees; absent the reimbursement and the waiver, other expenses would be 17.35%, the Class C 12b-1 fees would be 1.00%, and the total Fund operating expenses for the Class C shares would be 19.08%.

EXPLANATION OF TABLES

ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The expense figures shown in the table opposite are presented to assist the investor in understanding the various costs that an investor in a Fund will bear, directly or indirectly. Long-term Class C shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by regulations of the National Association of Securities Dealers, Inc. The Funds' investment adviser may not waive its fee or assume Fund expenses in the future.

FINANCIAL HIGHLIGHTS

The table on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated.
The information for the years ended June 30, 1989, 1990, 1991, 1992, 1993, 1994, and 1995 for the Limited Term National Fund and the Limited Term California Fund, and all information for the Intermediate Funds, has been audited by McGladrey & Pullen, LLP, independent auditors, whose reports thereon are incorporated by reference in the registration statements for the respective Funds. The information should be read in conjunction with the 1995 Annual Report for each Fund.

                                                                                                                        Net
                                                                                   Ratio of   Ratio of   Ratio of       Assets
                                                                                   Expenses   Expenses     Net          at end
                                   Net              Distri-                         to         to      Investment         of
                                Realized            butions                        Average    Average    Income         Period
              Net Asset            and     Total      from  Distri-                 Net        Net       (Loss)        ('000's
               Value           Unrealized   from      Net   butions Net Asset      Assets     Assets       to         omitted)
              Beginning  Net      Gain   Investment Invest-  from   Value   Total  After      Before     Average Rate of
Fiscal Year      of  Investment  (Loss)  Operations   ment   Net    End of  Return Expense    Expense      Net  Portfolio
or Period      Period  Income  Investments          Income  Gains   Period   <F2>  Reductions Reductions Assets Turnover
-------------  ------ --------- -------- ---------- ------- ------- ------- ------ ---------- ---------- ------ ------- -------
Limited Term
Municipal Fund
--------------
Class A
Year ended:
June 30, 1986  $12.25 $ .92     $ .43    $1.35      $( .92)         $12.68  10.90%   1.00%    (1.47)%    6.92%  53.00% $ 60,141
June 30, 1987   12.68   .83       .02      .85       ( .83) $( .01)  12.69   6.87   (1.00)    (1.10)     6.27   47.00   127,074
June 30, 1988   12.69   .84       .06      .90       ( .84)          12.75   7.37   (1.10)    (1.20)     6.58   66.00   164,489
June 30, 1989   12.75   .85       .05      .90       ( .85)          12.80   7.29   (1.15)    (1.15)     6.66   69.96   184,139
June 30, 1990   12.80   .86      (.06)     .80       ( .86)          12.74   6.48   (1.11)    (1.11)     6.73   67.51   217,325
June 30, 1991   12.74   .85       .09      .94       ( .85)          12.83   7.60   (1.07)    (1.07)     6.58   32.36   312.882
June 30, 1992   12.83   .79       .26     1.05       ( .79)          13.09   8.40   (1.04)    (1.04)     5.96   27.63   521,683
June 30, 1993   13.09   .68       .50     1.18       ( .68)          13.59   9.24   (1.01)    (1.01)     5.03   19.30   895,500
June 30, 1994   13.59   .63      (.32)     .31       ( .63)          13.27   2.25   (0.95)    (0.95)     4.60   15.63 1,030,293
June 30, 1995   13.27   .64       .10      .74       ( .64)          13.37   5.76   (0.97)    (0.97)     4.86   23.02   931,987
Class B <F4>
9/1/94 <F1>    $13.29 $ .46     $ .09    $ .55      $( .46)         $13.38   4.14%  (1.57)%   (2.30)%    4.24%  23.02%   $2,823
 to 6/30/95                                                                                   <F3>       <F3>   <F3>
Class C
9/1/94 <F1>    $13.29 $ .46     $ .11    $ .57      $( .46)         $13.40   4.25%  (1.60)%   (1.84)%    4.21%  23.02%   $6,469
to 6/30/95                                                                                    <F3>       <F3>   <F3>

Limited Term
California Fund
---------------
Class A
2/20/87 <F1>   $12.13 $ .26     $(.12)   $ .14      $( .26)         $12.01   1.10%  (0.67)%    (.81)%    5.73%  74.00%  $ 6,041
 to 6/30/87                                                                                    <F3>      <F3>   <F3>
Year ended:
June 30, 1988   12.01   .78       .07      .85       ( .78)          12.08   7.10   (0.85)    (1.73)     6.30   29.00    11,641
June 30, 1989   12.08   .77       .07      .84       ( .77)          12.15   7.17   (1.00)    (1.38)     6.27   58.80    12,794
June 30, 1990   12.15   .76      (.04)     .72       ( .76)          12.11   6.15   (1.00)    (1.22)     6.16   49.05    26,517
June 30, 1991   12.11   .75       .13      .88       ( .75)          12.24   7.45   (1.00)    (1.20)     6.08   39.66    33,487
June 30, 1992   12.24   .72       .24      .96       ( .72)          12.48   8.10   (1.00)    (1.10)     5.80   30.56    53,130
June 30, 1993   12.48   .65       .37     1.02       ( .65)          12.85   8.36   (1.00)    (1.06)     5.07   20.81    81,874
June 30, 1994   12.85   .58      (.28)     .30       ( .58)          12.57   2.37   (1.00)    (1.03)     4.51   15.26   111,723
June 30, 1995   12.57   .58       .04      .62       ( .58)          12.61   5.12   (1.00)    (1.04)     4.69   18.54    98,841
Class B <F4>
9/1/94 <F1>    $12.55 $ .43     $ .07    $ .50      $( .43)         $12.62   3.99%  (1.60)%   (4.51)%    4.10%  18.54%     $590
 to 6/30/95                                                                                   <F3>       <F3>   <F3>
Class C
9/1/94 <F1>    $12.55 $ .42     $ .07    $ .49      $( .42)         $12.62   3.98%  (1.63)%   (3.21)%    4.07%  18.54%     $790
 to 6/30/95                                                                                   <F3>       <F3>   <F3>

Intermediate
National Fund
-------------
Class A
7/23/91 <F1>   $12.06 $ .16     $ .05    $ .21      $( .16)         $12.11   1.77%  (0.25)%   (2.78)%    5.80%   3.40%   $9,719
 to 9/30/91                                                                                   <F3>       <F3>    <F3>
Year ended:
Sept. 30, 1992  12.11   .78       .48     1.26       ( .78)          12.59  10.76   (0.48)    (1.19)     6.15   46.15    81,428
Sept. 30, 1993  12.59   .71       .88     1.59       ( .71)          13.47  13.01   (0.70)    (1.06)     5.37   14.29   182,319
Sept. 30, 1994  13.47   .67      (.72)    (.05)      ( .67) $( .02)  12.73   (.38)  (0.95)    (1.05)     5.23   27.3    207,718
Sept. 30, 1995  12.73   .68       .45     1.13       ( .68)          13.18   9.16   (1.00)    (1.08)     5.31   32.20   227,881
Class B <F4>
9/1/94 <F1>    $12.91 $ .05     $(.18)   $(.13)     $( .05)         $12.73   (.99)% (1.70)%    1.70%     4.57%  27.37%     $342
 to 9/30/94                                                                                    <F3>      <F3>   <F3>
Year ended:
Sept. 30, 1995  12.73   .59       .40      .99       ( .59)          13.13   8.30   (1.65)    (2.86)     4.59   32.20       0
Class C
9/1/94 <F1>    $12.91 $ .05     $(.18)   $(.13)     $( .05)         $12.73   (.97)% (1.76)%    1.76%     4.51%  27.37%   $  139
 to 9/30/94                                                                                    <F3>      <F3>   <F3>
Year ended:
Sept. 30, 1995  12.73   .60       .47     1.07       ( .60)          13.20   8.60   (1.66)    (2.35)     4.62   32.20     4,001

Intermediate
New Mexico Fund
---------------
Class A
6/21/91 <F1>   $12.06 $ .23     $ .15    $ .38      $( .23)         $12.21   3.18%  (0.25)%   (1.32)%    6.57%  49.67%  $20,511
 to 9/30/91                                                                                   <F3>       <F3>   <F3>
Year ended:
Sept. 30, 1992  12.21   .74       .43     1.17       ( .74)          12.64   9.98   (0.42)    (1.12)     5.76   32.15    71,034
Sept. 30, 1993  12.64   .65       .72     1.37       ( .65)          13.36  10.96   (0.61)    (1.01)     4.95   10.33   128,590
Sept. 30, 1994  13.36   .60      (.63)    (.03)      ( .60) $( .01)  12.72   (.26)  (0.90)    (1.04)     4.58    6.87   143,910
Sept. 30, 1995  12.72   .60       .40     1.00       ( .60)          13.12   8.10   (1.00)    (1.06)     4.71   17.06   136,742
Class B <F4>
9/1/94 <F1>    $12.87 $ .05     $(.15)   $(.10)     $( .05)         $12.72  (0.80)% (1.71)%    1.71%     3.47%   6.87%     $ 81
 to 9/30/94                                                                                    <F3>      <F3>    <F3>
Year ended:
Sept. 30, 1995  12.72   .52       .37      .89       ( .52)          13.09   7.42   (1.64)    (4.71)     4.06   17.06       0


Class C
9/1/94 <F1>    $12.87 $ .04     $(.16)   $(.12)     $( .04)         $12.71  (0.90)% (1.74)%    1.74%     3.49%   6.87%     $ 59
 to 9/30/94                                                                                    <F3>      <F3>    <F3>
Year ended:
Sept. 30, 1995  12.71   .52       .41      .93       ( .52)          13.12   7.48   (1.66)    (15.86)    4.05   17.06       141

Intermediate
Florida Fund
------------
Class A
2/1/94 <F1>    $12.06 $ .40     $(.52)   $(.12)     $( .40)         $11.54  (0.95)% (0.25)%   (1.95)%    5.09%  19.94%  $ 8,076
 to 9/30/94                                                                                   <F3>       <F3>   <F3>
Year ended:
Sept. 30, 1995  11.54   .63       .29      .92       ( .63)          11.83   8.22   (0.38)    (1.68)     5.41   89.60    14,822
Class B <F4>
9/1/94 <F1>    $11.72 $ .05     $(.17)   $(.12)     $( .05)         $11.55  (1.02)% (1.05)%   (1.05)%    4.80%  19.94%  $    20
 to 9/30/94                                                                                   <F3>       <F3>   <F3>
Year ended:
Sept. 30, 1995  11.55   .55       .28      .83       ( .55)          11.83   7.55   (1.08)    (5.35)     4.69   89.60       0
Class C
9/1/94 <F1>    $11.72 $ .05     $(.18)   $(.13)     $( .05)         $11.54  (1.10)% (1.10)%   (1.10)%    4.89%  19.94%     $109
 to 9/30/94                                                                                   <F3>       <F3>   <F3>
Year ended
Sept. 30, 1995  11.54   .55       .32      .87       ( .55)          11.86   7.74   (1.08)    (19.08)    4.65   89.60       259

<F1> Commencement of operations.
<F2> Sales charges are not reflected in computing total return, which is not annualized for periods less than one year.
<F3> Annualized
<F4> Class B shares are no longer offered by the Funds, and all outstanding
     Class B shares were converted into Class A shares on September 28, 1995.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The following graphs compare how $10,000 would have appreciated if invested in shares of the named Fund, a broad based securities market index, and the Consumer Price Index, a general measure of inflation. The table accompanying each graph shows average annual total return for the Fund for the designated period. Class A total return figures assume an investment of $10,000 at the public offering price for purchases up to $10,000; Class C total return figures assume an investment of $10,000.

Comparison of Fund performance to widely used indices is imperfect, because the indices do not reflect the ladder ed maturity strategy each Fund uses. Each index shown attempts to model the total return of a constant maturity bond portfolio, including bonds from throughout the United States. Each index also assumes no trading costs for buying and selling bonds, no custodial or accounting costs, and coupons are immediately reinvested at no transactional cost. Consequently, the reader should remain aware of the inherent limitations in comparing a theoretical index to actual results of a Fund portfolio.

Each Fund "ladders" or arrays the maturities of its bonds. The Limited Term Municipal Funds maintain a weighted average maturity using this technique which is normally no more than five years, while the Intermediate Municipal Funds' weighted average maturity is normally no more than 10 years. Interest rates during 1994 generally increased, allowing interest dividends to increase somewhat as Fund cash flow was reinvested at higher rates, and causing the value of the Funds' portfolios to decrease relative to their expected values in a flat interest rate environment. In the first half of 1995, slowing economic growth has led to falling interest rates and increasing bond prices.

After hitting bottom in November 1994, bond prices in the U.S. have risen dramatically over most of 1995 to date. For example, as interest rates on the 6.25% U.S. Treasury bond due in August 2023 increased from 5.99% to 8.23%, between October 1, 1993 and November 7, 1994, the market value of the bond decreased by approximately 25.3%. Since November 1994, the interest rate on the bond has fallen back down to 6.65% as of September 30, 1995, and the price has risen by 21.3%. Similarly, market values of U.S. Treasury bonds due in 1999 and 2004 have risen by 6.7% and 12.7%, respectively since November 7, 1994. Municipal bond prices also increased across the spectrum of maturities as market yields on municipal bonds decreased. Rising bond prices produced total returns of 9.26% and 10.30% respectively, for the Lehman Brothers 5 year general obligation bond index and the Merrill Lynch Municipal Bond (7-12) year Index for the 6 months ending September 30, 1995. The net asset values of Intermediate National Fund, Intermediate New Mexico Fund and Intermediate Florida Fund, increased by 3.35%, 3.14% and 3.51% respectively over this same six month period. The net asset values of Limited Term National Fund and Limited Term California Fund increased by 3.51% and 3.90% respectively over the six month period ending June 30, 1995. If interest rates continue to fall, the net asset values of all the Funds should continue to increase. However, over time, dividend income would decrease.

LIMITED TERM NATIONAL FUND

Index Comparison

Compares performance of the Limited Term National Fund, the Lehman 5-Year General Obligation Bond Index and the Consumer Price Index for the period October 1, 1984 to June 30, 1995. On June 30, 1995, the weighted average securities ratings of the Index an d the Fund were AA and AA, respectively, and the weighted average portfolio maturities of the Index and the Fund were
5.01 years and 3.9 years, respectively. Class C shares became available on September 1, 1994. Past performance of the Index and the Fund ma}y not be indicative of future performance.

        <This appears as a graph in the prospectus.>
Limited Term National Fund A Shares
        FUND       Lehman         CPI
       A Shares    Government
       --------    ----------   ---------
 9/84  $ 9,746     $10,000      $10,000
12/84    9,928      10,448       10,151
 3/85   10,232      10,852       10,283
 6/85   10,677      11,400       10,355
 9/85   10,747      11,355       10,417
12/85   11,226      11,741       10,564
 3/86   11,739      12,628       10,522
 6/86   11,842      12,636       10,553
 9/86   12,177      13,103       10,616
12/86   12,471      13,447       10,702
 3/87   12,741      13,755       10,852
 6/87   12,656      13,629       10,983
 9/87   12,683      13,347       11,104
12/87   12,988      13,857       11,204
 3/88   13,402      14,289       11,294
 6/88   13,589      14,350       11,430
 9/88   13,838      14,514       11,545
12/88   14,013      14,601       11,649
 3/89   14,168      14,559       11,789
 6/89   14,580      15,244       11,955
 9/89   14,783      15,421       12,027
12/89   15,105      15,881       12,172
 3/90   15,239      15,959       12,404
 6/90   15,524      16,316       12,529
 9/90   15,715      16,488       12,781
12/90   16,085      17,034       12,948
 3/91   16,400      17,402       13,026
 6/91   16,704      17,706       13,117
 9/91   17,073      18,336       13,222
12/91   17,470      18,952       13,355
 3/92   17,628      18,904       13,435
 6/92   18,107      19,519       13,543
 9/92   18,509      20,010       13,624
12/92   18,822      20,328       13,747
 3/93   19,341      20,808       13,858
 6/93   19,780      21,298       13,941
 9/93   20,264      21,761       14,010
12/93   20,481      22,028       14,123
 3/94   20,050      21,332       14,208
 6/94   20,225      21,619       14,293
 9/94   30,324      21,784       14,408
12/94   20,178      21,713       14,466
 3/95   20,896      22,592       14,582
 6/95   21,390      23,168       14,699
 9/95               23,801       14,743

        <This appears as a graph in the prospectus.>
Limited Term National Fund C Shares
         FUND       Lehman        CPI
       C Shares    Government
       --------    ----------   ---------
 8/94  $10,000     $10,000      $10,000
 9/94    9,952       9,925       10,020
10/94    9,894       9,869       10,030
11/94    9,792       9,806       10,040
12/94    9,858       9,893       10,060
 1/95    9,969       9,988       10,090
 2/95   10,120      10,132       10,121
 3/95   10,193      10,293       10,141
 4/95   10,245      10,321       10,181
 5/95   10,405      10,547       10,212
 6/95   10,424      10,556       10,222
 7/95               10,703       10,232
 8/95               10,812       10,243
 9/95               10,844       10,253

Average Annual Total Return
   A Shares
     One Year (12 Mos. ended 6/30/95):  3.11%
     Five Year:                         6.08%
     From Inception (9/28/84):          7.32%
   C Shares
     From Inception (9/1/94):          5.16% (annualized)

LIMITED TERM CALIFORNIA FUND

Index Comparison

Compares performance of the Limited Term California Fund, the Lehman 5-Year General Obligation Bond Index and the Consumer Price Index for the period February 28, 1987 to June 30, 1995. On June 30, 1995, the weighted average securities ratings of the Index and the Fund were AA and AA, respectively, and the weighted average portfolio maturities of the Index and the Fund were
5.01 years and 4.1 years, respectively. Class C shares became available on September 1, 1994. Past performance of the Index and the Fund may not be indicative of future performance.

        <This appears as a graph in the prospectus.>
California Fund A Shares
         FUND       Lehman         CPI
       A Shares    Government
       --------    ----------   ---------
 1/87  $ 9,750     $10,000      $10,000
 3/87    9,786      10,034       10,080
 6/87    9,857       9,942       10,202
 9/87    9,924       9,737       10,314
12/87   10,100      10,108       10,407
 3/88   10,375      10,424       10,491
 6/88   10,557      10,469       10,617
 9/88   10,733      10,588       10,724
12/88   10,885      10,651       10,820
 3/89   10,994      10,620       10,951
 6/89   11,313      11,121       11,105
 9/89   11,469      11,249       11,172
12/89   11,704      11,585       11,306
 3/90   11,814      11,642       11,522
 6/90   12,009      11,902       11,638
 9/90   12,140      12,028       11,872
12/90   12,496      12,426       12,027
 3/91   12,707      12,694       12,099
 6/91   12,904      12,916       12,184
 9/91   13,121      13,376       12,282
12/91   13,436      13,825       13,405
 3/92   13,566      17,790       12,480
 6/92   13,950      14,239       12,580
 9/92   14,261      14,597       12,655
12/92   14,448      14,829       12,770
 3/93   14,813      15,179       12,872
 6/93   15,116      15,537       12,949
 9/93   15,437      15,874       13,014
12/93   15,634      16,069       13,119
 3/94   15,308      15,562       13,197
 6/94   15,474      15,771       13,277
 9/94   15,495      15,891       13,383
12/94   15,300      15,839       13,437
 3/95   15,877      16,481       13,545
 6/95   16,266      16,901       13,653
 9/95               17,363       13,694

        <This appears as a graph in the prospectus.>
Limited Term California Fund C Shares
         FUND       Lehman        CPI
       C Shares    Government
       --------    ----------   ---------
 8/94  $10,000     $10,000      $10,000
 9/94    9,952       9,925       10,020
10/94    9,894       9,869       10,030
11/94    9,792       9,806       10,040
12/94    9,858       9,893       10,060
 1/95    9,969       9,988       10,090
 2/95   10,120      10,132       10,121
 3/95   10,193      10,293       10,141
 4/95   10,245      10,321       10,181
 5/95   10,405      10,547       10,212
 6/95   10,424      10,556       10,222
 7/95               10,703       10,232
 8/95               10,812       10,243
 9/95               10,844       10,253

Average Annual Total Return
A Shares
   One Year (12 mos. ended 6/30/95):  2.49%
   Five Years:                        5.72%
   From Inception (2/19/87):          5.99%
C Shares
   From Inception (9/1/94):           4.82% (annualized)

INTERMEDIATE NATIONAL FUND

Index Comparison

Compares performance of the Intermediate National Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, July 23, 1991 to September 30, 1995. On September 30, 1995, the weighted average securities ratings of the Index and the Fund were AA and A+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 8.5 years and 8.2 years, respectively. Class C shares became available on September 1, 1994. Past performance of the Index and the Fund may not be indicative of future performance.

        <This appears as a graph in the prospectus.>
Intermediate National Fund A Shares
         FUND       ML Muni       CPI
       A Shares    7-12 Yrs.
       --------    ---------   ---------
 6/91  $ 9,648     $10,000     $10,000
 7/91    9,675      10,136      10,030
 9/91    9,819      10,428      10,080
11/91    9,943      10,498      10,151
 1/92   10,113      10,695      10,192
 3/92   10,207      10,593      10,243
 5/92   10,429      10,732      10,284
 7/92   10,904      11,259      10,345
 9/92   10,876      11,220      10,387
11/92   10,976      11,369      10,460
 1/93   11,223      11,611      10,501
 3/93   11,496      11,834      10,565
 5/93   11,662      12,016      10,617
 7/93   11,872      12,111      10,639
 9/93   12,291      12,456      10,681
11/93   12,238      12,449      10,745
 1/94   12,598      12,797      10,767
 3/94   12,039      12,114      10,832
 5/94   12,197      12,200      10,864
 7/94   12,305      12,473      10,929
 9/94   12,244      12,306      10,984
11/94   11,965      12,050      11,006
 1/95   12,385      12,408      11,061
 3/95   12,742      12,860      11,117
 5/95   13,090      13,348      11,195
 7/95   13,162      13,418      11,217
 9/95   13,365      13,573      11,239

        <This appears as a graph in the prospectus.>
Intermediate National Fund C Shares
         FUND       ML Muni       CPI
       C Shares    7-12 Yrs.
       --------    ---------   ---------
 8/94  $10,000     $10,000     $10,000
 9/94    9,903       9,848      10,020
10/94    9,791       9,786      10,030
11/94    9,689       9,643      10,040
12/94    9,813       9,785      10,060
 1/95   10,009       9,930      10,090
 2/95   10,199      10,215      10,121
 3/95   10,286      10,291      10,141
 4/95   10,313      10,317      10,181
 5/95   10,555      10,682      10,212
 6/95   10,530      10,671      10,222
 7/95   10,593      10,738      10,232
 8/95   10,698      10,895      10,243
 9/95   10,754      10,862      10,253

Average Annual Total Return

A Shares
   One Year (12 Mos. ended 9/30/95):  5.34%
   From Inception (7/23/91):          7.16%
C Shares
   One Year (12 Mos. ended 9/30/95:   8.60%
   From Inception (9/1/94):           6.96% (annualized)

INTERMEDIATE NEW MEXICO FUND

Index Comparison

Compares performance of the Intermediate New Mexico Fund shares, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, June 21, 1991 to September 30, 1995. On September 30, 1995, the weighted average securities ratings of the Index and the Fund were AA and AA, respectively, and the weighted average portfolio maturities of the Index and the Fund were
8.5 years and 6.9 years, respectively. Class C shares became available on September 1, 1994. Past performance of the Index and the Fund may not be indicative of future performance.

        <This appears as a graph in the prospectus.>
New Mexico A Shares
         FUND       ML Muni       CPI
       A Shares    7-12 Yrs.
       --------    ---------   ---------
 5/91  $ 9,650     $10,000     $10,000
 7/91    9,764      10,064      10,050
 9/91    9,957      10,375      10,100
11/91   10,075      10,444      10,171
 1/92   10,311      10,640      10,212
 3/92   10,329      10,539      10,263
 5/92   10,541      10,677      10,304
 7/92   10,985      11,201      10,366
 9/92   10,950      11,162      10,408
11/92   11,034      11,311      10,480
 1/93   11,282      11,551      10,522
 3/93   11,490      11,773      10,586
 5/93   11,628      11,955      10,639
 7/93   11,782      12,049      10,660
 9/93   12,150      12,392      10,703
11/93   12,113      12,385      10,767
 1/94   12,416      12,731      10,788
 3/94   11,936      12,052      10,853
 5/94   12,040      12,138      10,886
 7/94   12,143      12,410      10,951
 9/94   12,119      12,243      11,006
11/94   11,877      11,988      11,028
 1/95   12,272      12,345      11,083
 3/95   12,593      12,794      11,139
 5/95   12,888      13,280      11,217
 7/95   12,958      13,349      11,239
 9/95   13,100      13,504      11,262

        <This appears as a graph in the prospectus.>
New Mexico C Shares
         FUND       ML Muni       CPI
       C Shares    7-12 Yrs.
       --------    ---------   ---------
 8/94  $10,000     $10,000     $10,000
 9/94    9,910       9,848      10,020
10/94    9,808       9,786      10,030
11/94    9,700       9,643      10,040
12/94    9,845       9,785      10,060
 1/95   10,021       9,930      10,090
 2/95   10,206      10,215      10,121
 3/95   10,264      10,291      10,141
 4/95   10,283      10,317      10,181
 5/95   10,493      10,682      10,212
 6/95   10,464      10,671      10,222
 7/95   10,547      10,738      10,232
 8/95   10,615      10,895      10,243
 9/95   10,651      10,862      10,253


Average Annual Total Return

   A Shares
     One Year (12 Mos. ended 9/30/95): 4.31%
     From Inception (6/21/91):         6.50%
   C Shares
     One Year (12 Mos. ended 9/30/95): 7.48%
     From Inception (9/1/94):          6.02% (annualized)


INTERMEDIATE FLORIDA FUND

Index Comparison

Compares performance of Intermediate Florida Fund shares, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, February 1, 1994 to September 30, 1995. On September 30, 1995, the weighted average securities ratings of the Index and the Fund were AA and AA+, respectively, and the weighted average portfolio maturities of the Index and the Fund were
8.5 years and 7.5 years, respectively. Class C shares became available on September 1, 1994. Past performance of the Index and the Fund may not be indicative of future performance.

        <This appears as a graph in the prospectus.>
Florida A Shares
        FUND       ML Muni       CPI
       A Shares    7-12 Yrs.
       --------    ---------   ---------
 1/94  $ 9,648     $10,000     $10,000
 2/94    9,568       9,726      10,030
 3/94    9,350       9,466      10,060
 4/94    9,433       9,512      10,070
 5/94    9,507       9,534      10,090
 6/94    9,481       9,524      10,121
 7/94    9,602       9,747      10,151
 8/94    9,653       9,765      10,181
 9/94    9,557       9,617      10,202
10/94    9,502       9,556      10,213
11/94    9,346       9,416      10,222
12/94    9,492       9,555      10,243
 1/95    9,660       9,697      10,273
 2/95    9,849       9,975      10,304
 3/95    9,936      10,049      10,325
 4/95    9,929      10,074      10,366
 5/95   10,137      10,431      10,397
 6/95   10,148      10,420      10,408
 7/95   10,227      10,485      10,418
 8/95   10,297      10,638      10,428
 9/95   10,342      10,607      10,439

        <This appears as a graph in the prospectus.>
Florida C Shares
        FUND       ML Muni       CPI
       C Shares    7-12 Yrs.
       --------    ---------   ---------
 8/94  $10,000     $10,000     $10,000
 9/94    9,890       9,848      10,020
10/94    9,826       9,786      10,030
11/94    9,658       9,643      10,040
12/94    9,831       9,785      10,060
 1/95    9,999       9,930      10,090
 2/95   10,188      10,215      10,121
 3/95   10,272      10,291      10,141
 4/95   10,259      10,317      10,181
 5/95   10,466      10,682      10,212
 6/95   10,472      10,671      10,222
 7/95   10,548      10,738      10,232
 8/95   10,614      10,895      10,243
 9/95   10,655      10,862      10,253

Total Return

   A Shares
     One Year (12 Mos. ended 9/30/95):  4.44%
     From Inception (2/01/94):          2.05%
   C Shares
     One Year (12 Mos. ended 9/30/95):  7.74%
     From Inception (9/1/94):           6.05%  (annualized)


INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of each Fund is to obtain as high a level of current income exempt from federal income tax as is consistent, in the view of TMC, with preservation of capital. Each single state Fund will invest primarily in Municipal Obligations originating in its state with the object of obtaining exemption of interest dividends from any income taxes imposed by that state on individuals. The Intermediate Florida Fund and the Intermediate Pennsylvania Fund have the additional objective of obtaining exemption from ad valorem taxes imposed by those states on securities held by individuals. The secondary objective of the Limited Term Funds is to minimize expected fluctuations in net asset value relative to longer intermediate and long-term bond portfolios. The secondary objective of the Intermediate Funds is to reduce fluctuations in net asset value relative to long-term municipal bond portfolios, while seeking higher yields than the Limited Term Municipal Funds expect to receive. There is a risk in all investments, however, and there is no assurance that the Funds' objectives will be achieved. Income otherwise exempt from federal income tax may be subject to the federal alternative minimum tax, and distributions from gains attributable to market discount are characterized as ordinary income for federal income tax purposes. The primary and secondary investment objectives of each Fund are fundamental policies of that Fund, and may not be changed without a vote of the Fund's shareholders.

Each Fund will pursue its primary objective by investing in a portfolio of investment grade or equivalent obligations which are issued by states and state agencies, and local governments and agencies, and by United States territories and possessions ("Municipal Obligations"). Each single state Fund will invest primarily in Municipal Obligations originating in the state of the same name. Municipal Obligations are discussed below under the caption "Municipal Obligations," and investment grade ratings are discussed below under the caption "Investment Ratings." Each of the Limited Term Funds will seek to achieve its secondary objective of minimizing fluctuations in net asset value by maintaining a portfolio of investments with a dollar-weighted average maturity normally not exceeding five years. Each Intermediate Fund will seek to achieve its secondary objective of obtaining lower share price fluctuation than a long-term portfolio and obtaining higher yields than a limited term portfolio by maintaining a dollar-weighted average portfolio maturity normally between three and ten years. Any Intermediate Fund may maintain a portfolio maturity shorter than three years as a defensive strategy during abnormal market conditions. If your sole objective is preservation of capital, then the Funds may not be suitable for you because their net asset values will vary as market interest rates fluctuate. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund.

Except to the extent a Fund is invested in temporary investments for defensive purposes, the objective of each Fund under normal conditions is to invest 100% of its net assets in Municipal Obligations. As a fundamental policy which may not be changed without a vote of the Fund's shareholders, each Fund must normally invest at least 80% of its net assets in Municipal Obligations. Under normal conditions each single state Fund will invest 100%, and as a matter of fundamental policy, will invest at least 65% of its total assets in Municipal Obligations which originate in the state having the same name as the Fund. Any Fund may purchase obligations issued by or on behalf of territories or possessions of the United States and their agencies and instrumentalities.

The Funds have reserved the right to invest up to 20% of each Fund's net assets in "temporary investments" in taxable securities (of comparable quality to the above tax-exempt investments) that would produce interest not exempt from federal income tax. Such temporary investments, which may include repurchase agreements with dealers, banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk, may be made due to market conditions, pending investment of idle funds or to afford liquidity. Such investments are, like any investment, subject to market risks and fluctuations in value. In addition, each Fund's temporary taxable investments may exceed 20% of its net assets when made for defensive purposes during periods of abnormal market conditions. The Funds do not expect to find it necessary to make temporary investments in taxable investments.

MUNICIPAL OBLIGATIONS

Municipal Obligations are obligations bearing interest exempt from federal income taxes, which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal Obligations include notes (including tax-exempt commercial paper), bonds, municipal leases and participation interests in these obligations. Interest on Municipal Obligations may be subject to the alternative minimum tax or state income taxes. See "Federal Taxes."

The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general money market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Variations in market value of Municipal Obligations held in a Fund's portfolio arising from these or other factors will cause changes in the net asset value of that Fund's shares. See "How Fund Shares Are Priced." Municipal Obligations often grant the issuer the option to pay off the obligation prior to its final maturity. Prepayment of Municipal Obligations may reduce the expected yield on invested funds, the net asset value of a Fund, or both if interest rates have declined below the level prevailing when the obligation was purchased. If interest rates have declined, reinvestment of the proceeds from the prepayment of Municipal Obligations may result in a lower yield to a Fund. In addition, the federal income tax treatment of gains from market discount as ordinary income may increase the price volatility of Municipal Obligations.

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

VARIABLE RATE SECURITIES; INVERSE FLOATERS; AND DEMAND INSTRUMENTS

The Funds may purchase variable rate Municipal Obligations. These variable rate securities bear rates of interest that are adjusted periodically according to formulas intended to reflect market rates of interest, and these may include "inverse floaters," whose rates vary inversely with changes in market rates of interest. The values of inverse floaters will tend to be more volatile than fixed rate municipal securities having similar credit quality, redemption provisions, and maturity. No Fund will invest more than 10% of its total assets in securities whose rates vary inversely with changes in market rates of interest. Each Fund also may purchase variable rate demand instruments and also may purchase fixed rate municipal demand instruments either in the public market or privately from banks, insurance companies and other financial institutions. These instruments provide for periodic adjustment of the interest rate paid to the holder. The "demand" feature permits the holder to demand payment of principal and interest prior to the final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument.

MUNICIPAL LEASES

Each Fund may invest in Municipal Leases. These obligations are used by state and local governments to acquire a wide variety of equipment and facilities. Many such obligations include "non-appropriation" clauses which provide that the governmental issuer has no obligation to make payments unless money is appropriated for that purpose. If an issuer stopped making payment on a Municipal Lease held by a Fund, the Lease would lose some or all of its value. Often, a Fund will not hold the obligation directly, but will purchase a "participation interest" in the obligation, which gives the Fund an undivided interest in the underlying Municipal Lease. Some Municipal Leases may be illiquid under certain circumstances, and TMC will evaluate the liquidity of each Municipal Lease upon its acquisition by a Fund and periodically while it is held.

SECURITIES RATINGS AND  CREDIT QUALITY

Each Fund's assets will normally consist of (1) Municipal Obligations (including Municipal Leases) or participation interests therein that are rated at the time of purchase within the four highest grades by Moody's Investors Service ("Moody's"), Fitch Investors Service ("Fitch"), or Standard & Poor's Corporation ("S&P"), (2) Municipal Obligations (including Municipal Leases) or participation interests therein that are not rated by a rating agency, but are issued by obligors that either have other comparable debt obligations that are rated within the four highest grades (Baa or BBB or better) by Moody's or S&P or Fitch or, in the case of obligors whose obligations are unrated, are deemed by the Adviser to be comparable with issuers having such debt ratings, and (3) cash. Securities rated in the described categories are described as "investment grade," and are regarded as having a capacity to pay interest and repay principal that varies from "extremely strong" to "adequate." According to S&P, for example, BBB bonds normally exhibit adequate protection parameters, although adverse economic conditions or other changes are more likely to lead to a weakened capacity compared to higher rated categories, and AAA bonds exhibit extremely strong capacity. Securities rated Baa are regarded by Moody's as having some speculative characteristics. Securities rated BBB by Fitch are considered to have adequate capacity, although adverse changes in economic conditions and circumstances are more likely to have an adverse impact than for higher rated categories. Please see the Statement of Additional Information for Thornburg Investment Trust - Intermediate Municipal Funds or the Statement of Additional Information for Thornburg Limited Term Municipal Fund, Inc. for detailed descriptions of these ratings. Investments in Municipal Obligations may also include (i) variable rate demand instruments that are rated within the two highest grades of either rating agency or, if unrated, are deemed by TMC to be of high quality and minimal credit risk, (ii) tax-exempt commercial paper that is rated within the two highest grades of a rating agency, and (iii) municipal notes that are rated within the two highest grades of a rating agency or, if unrated, are deemed by TMC to be of comparable quality to such rated municipal notes. To the extent that unrated Municipal Obligations may be less liquid, there may be somewhat greater risk in purchasing unrated Municipal Obligations than in purchasing comparable, rated Municipal Obligations. If a Fund experienced unexpected net redemptions, it could be forced to sell such unrated Municipal Obligations at disadvantageous prices without regard to the Obligations' investment merits, depressing the Fund's net asset value and possibly reducing the Fund's overall investment performance.

Credit ratings do not reflect the risk that market values of Municipal Obligations will fluctuate with changes in interest rates, and credit rating firms may fail to change credit ratings in a timely fashion to reflect events subsequent to initial ratings. Accordingly, in addition to using credit rating information, TMC subjects each issue under consideration for investment to its own credit analysis in an effort to assess the issuer's financial soundness. This analysis is performed on a continuing basis for all issues held by the Funds, and TMC may determine to dispose of portfolio securities upon a change in ratings or adverse events or market conditions not reflected in ratings. TMC evaluates the credit quality of unrated Municipal Obligations purchased by each Fund under the general supervision of its Directors or Trustees, and determines the equivalency of unrated obligations to rated obligations.

WHEN-ISSUED TRANSACTIONS

Each Fund may purchase Municipal Obligations on a "when-issued" or delayed delivery basis, which means that the securities are not delivered until a future date that may be as many as 45 days after the Fund has agreed to the purchase. These transactions may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser before delivery of the securities, and at the time of delivery the market value may be less than cost. When the Fund agrees to purchase Municipal Obligations on a "when-issued" basis, it will maintain high grade liquid debt assets equal in value to the purchase price of the "when-issued" securities in a segregated account with its custodian bank.

INVESTMENT RESTRICTIONS

Each of the Funds is subject to the restriction that it will not purchase any investment or enter into any transactions if, as a result, more than 10% of the Fund's net assets will be illiquid investments. Each of the Funds is subject to other investment restrictions, which are described in that Fund's Statement of Additional Information.

SPECIAL CONSIDERATIONS AFFECTING SINGLE-STATE FUNDS

Each of the single-state Intermediate Municipal Funds is a non-diversified series of Thornburg Investment Trust, and each therefore may invest more than five percent of its portfolio assets in the securities of a single issuer, provided that it may not purchase any security (other than securities issued or guaranteed as to principal or interest by the United States or its instrumentalities) if, as a result, more than five percent of the Trust's total assets would be invested in securities of a single issuer. All other Funds are diversified series. Because each of the single state Funds will purchase primarily Municipal Obligations originating from within its state, an investment in a single state Fund may be riskier than an investment in either the Limited Term National Fund or the Intermediate National Fund, which purchase Municipal Obligations from throughout the United States.

Local economic factors could have varying effects on the obligations owned by each single state Fund. In particular, economic developments in California could impair the ability of certain California state and municipal issuers to pay their obligations in some situations. Taxpayer initiatives, weakness in tax collections and reallocation of certain revenues previously available to county and local governments could reduce the revenues available to some California issuers. The State of New Mexico anticipates budget shortfalls in the current year. Lower taxes available in some New Mexico locales, and reductions in staffing at research and military facilities at Los Alamos, White Sands and Albuquerque could adversely affect the ability of nearby municipalities to meet their obligations. Florida has experienced rapid economic growth. While the economy has broadened, this growth has brought pressure for more infrastructure, educational facilities, and other improvements. Although recent state budgets have been balanced, over-dependence on the sensitive sales tax creates vulnerability to recession and to slower growth in the tax base in the future. Also, health care cost increases or increased burdens for funding current programs at the state level could affect revenues available to all levels of government.

YOUR ACCOUNT

BUYING FUND SHARES IN GENERAL

Each Fund offers two classes of shares with varying annual expenses and sales charge structures. Class A shares are sold subject to a sales charge which is deducted at the time you purchase your shares. This class also pays a service fee. Class C shares are sold at net asset value, subject to payment of a sales charge if redeemed within one year of purchase. They also pay both a service and a distribution fee. The various service or service and distribution fees are Fund expenses which are deducted from each class' annual income. Each Fund also may allocate among its classes certain expenses, to the extent allocable to specific classes. If you do not specify a class of shares in your order, your money will be invested in Class A shares of the Fund you purchase.

Financial advisors and others who sell shares of the Fund receive different compensation for selling different classes of the Funds' shares. Shares of the Funds may be purchased through investment dealers, brokers or agents ("financial advisors") who have agreements with the Funds' distributor, Thornburg Securities Corporation ("TSC"), or through TSC in those states where TSC is registered. Although shares of the National Funds generally are available in most states, shares of the single state Funds are or will be available only in their respective states and certain other states where those Funds are qualified for sale. The Funds and TSC reserve the right to refuse any order in whole or in part.

NET ASSET VALUE

The net asset value (NAV) stated for each class of each Fund is the value of a single share of that class. The NAV is computed at least once each day the Fund conducts business, by adding the value of the class' investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding. Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.

BUYING CLASS A SHARES

When you buy Class A shares the sales charge applicable to your investment is deducted from the price you pay and the balance is invested at NAV. The sales charge is shown in the table below.

Because the fees for Class A shares of each Fund are lower than the fees for Class C shares of the same Fund, Class A shares of each Fund pay higher dividends than Class C shares of the same Fund. The deduction of the initial sales charge, however, means that you purchase fewer Class A shares than Class C shares of each Fund for a given amount invested.

If you are in any of the special classes of investors who can buy Class A shares at net asset value or at a reduced sales charge, you should consider buying Class A shares. If you are planning a large purchase or purchases under the Right of Accumulation or Letter of Intent you should consider if your overall costs will be lower by buying Class A shares, particularly if you plan to hold your shares for an extended period of time.


                                                 Class A Shares                                 Dealer Concession
                                               Total Sales Charge                             or Agency Commission
                                    As Percentage                 As Percentage                   As Percentage
                                  of Offering Price               of Net Asset Value            of Offering Price
Limited Term Municipal Funds
----------------------------
Less than $50,000.00               2.50%                           2.56%                         2.10%
$50,000 to 99,999.99               2.25%                           2.30%                         1.85%
$100,000 to 249,999.99             1.75%                           1.78%                         1.50%
$250,000 to 499,999.99             1.50%                           1.52%                         1.25%
$500,000 to 999,999.99             1.00%                           1.01%                          .85%
$1,000,000 and up                  0.00%                           0.00%                          <F1>

Intermediate Municipal Funds
----------------------------
Less than $50,000.00               3.50%                           3.63%                         3.00%
$50,000 to 99,999.99               3.00%                           3.09%                         2.75%
$100,000 to 249,999.99             2.50%                           2.56%                         2.25%
$250,000 to 499,999.99             2.00%                           2.04%                         1.75%
$500,000 to 999,999.99             1.50%                           1.52%                         1.25%
$1,000,000 and up                  0.00%                           0.00%                          <F1>

<F1> No sales charge will be payable at the time of purchase on investments of $1 million of more made by a purchaser. A contingent deferred sales charge will be imposed on these investments in the event of a share redemption within 1 year following the share purchase at the rate of 1/2 of 1% of the value of the shares redeemed. In determining whether such a sales charge is payable and the amount of any charge, it is assumed that shares not subject to the charge are the first redeemed followed by other shares held for the longest period of time. The applicability of these charges will be unaffected by transfers of registration. TSC or TMC intend to pay a commission of up to 1/2 of 1% to dealers who place orders of $1 million or more for a single purchaser.

     At certain times, for specific periods, TSC may reallow up to the full sales charge to all dealers who sell Fund shares. These "full reallowances" may be based upon the dealer reaching specified minimum sales goals. TSC will reallow the full sales charge only after notifying all dealers who sell Fund shares. During such periods, dealers may be considered underwriters under securities laws. TMC or TSC also may pay additional cash or non-cash compensation to dealer firms which have selling agreements with TSC. Those firms may pay additional compensation to financial advisors who sell Fund shares.
     Non-cash compensation may include travel and lodging in connection with seminars or other educational programs.

LETTERS OF INTENT. If you intend to invest, over the course of 13 or fewer months, an amount of money that would qualify for a reduced sales charge if it were made in one investment, you can qualify for the reduced sales charge on the entire amount of your investment by signing a "Letter of Intent"
(LOI). Each investment you make during the 13 months will be charged the reduced sales commission applicable to the amount stated in your LOI. You do not have to reach the goal you set. If you don't, you will have to pay the difference between the sales charge you would have paid and the sales charge you did pay. You may pay this amount directly to TSC, or TSC will redeem a sufficient number of your shares in the Fund to obtain the difference.

RIGHTS OF ACCUMULATION. Each time the value of your account plus the amount of any new investment passes one of the breakpoints illustrated in the table on page 16, the amount of your new investment in excess of the breakpoint will be charged the reduced sales charge applicable to that range.

WAIVERS. You may purchase Class A shares of each Fund with no sales charge if you notify TSC or the Funds' transfer agent, NFDS, at the time you purchase shares that you belong to one of the categories below. If you do not provide such notification at the time of purchase, your purchase will not qualify for the waiver of sales charge.

A SHAREHOLDER WHO REDEEMED CLASS A SHARES OF A THORNBURG FUND. For two years after such a redemption you will pay no sales charge on amounts that you reinvest in Class A shares of one of the Funds covered by this prospectus, up to the amount you previously redeemed.

AN OFFICER, TRUSTEE, DIRECTOR, OR EMPLOYEE OF TMC (or any investment company managed by TMC), TSC, any affiliated Thornburg Company, the Fund's Custody Bank or Transfer Agent and members of their families.

EMPLOYEES OF BROKERAGE FIRMS who are members in good standing with the National Association of Securities Dealers, Inc. (NASD); employees of financial planning firms who p lace orders for the Fund through a member in good standing with NASD; the families of both types of employees. Orders must be placed through an NASD member firm who has signed an agreement with TSC to sell Fund shares.

CUSTOMERS of bank trust departments, companies with trust powers and investment advisors who charge a fee for service, including investment dealers who utilize wrap fee arrangements.

INVESTORS PURCHASING $1 MILLION OR MORE. However, a contingent deferred sales charge of 1/2 of 1% applies to shares redeemed within one year of purchase.

THOSE PERSONS WHO ARE DETERMINED BY THE DIRECTORS OR TRUSTEES OF THE FUND to have acquired their shares under special circumstances not involving any sales expenses to the Funds or Distributor.

PURCHASES PLACED THROUGH A BROKER THAT MAINTAINS ONE OR MORE OMNIBUS ACCOUNTS WITH THE FUNd provided that such purchases are made by: (i) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

PROCEEDS FROM A LOAD FUND REDEMPTION. You may purchase shares of any Fund at net asset value without a sales charge to the extent that the purchase represents proceeds from a redemption (within the previous 60 days) of shares of another mutual fund which has a sales charge. When making a direct purchase at net asset value under this provision, the Fund must receive one of the following with your direct purchase order: (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction. Standard back office procedures should be followed for wire order purchases made through broker dealers. Purchases with redemptions from money market funds are not eligible for this privilege. This provision may be terminated anytime by TSC or the Fund without notice.

BUYING CLASS C SHARES

You can buy Class C shares at NAV but you will pay a contingent deferred sales charge (CDSC) of 1/2 of 1% on Limited Term Funds and 6/10 of 1% on Intermediate Term Funds if you redeem your shares within one year of purchase. The CDSC applies only to Class C shares purchased on or after October 2, 1995. The CDSC will be imposed upon the lower of the purchase price or net asset value at redemption of each share redeemed. The CDSC is not imposed upon shares you buy by reinvesting dividends or capital gain distributions. Maximum purchase amount for Class C shares is less than $1 million. Class C shares are charged higher annual expenses than Class A shares.

If your investment horizon is relatively short and you do not qualify to purchase Class A shares at a reduced sales charge, you should consider purchasing Class C shares.

OPENING AN ACCOUNT
___________________________________________________________________________
Buying Shares             To Open an Account       To Add to an Account
---------------------------------------------------------------------------
In                        Minimum                  Minimum
--                        -------                  -------
Regular Accounts          $5,000                   $  100
Automatic Investment
 Plans                    $  100                   $  100

Through Your Financial    Consult with your        Consult with your
 Advisor                  financial advisor.       financial advisor

By Telephone              Exchange from another    Exchange from another
1-800-847-0200            Thornburg Fund account   Thornburg Fund account
                          with the same registra-  with the same registra-
                          tion, including name,    tion, including name,
                          address, and taxpayer    address, and taxpayer
                          ID number.               ID number.

By Mail                   Complete and sign the    Make your check payable
                          application. Make your   to the applicable
                          check payable to the     Thornburg Fund.  Indicate
                          applicable Thornburg     your Fund account number
                          Fund. Mail to the        on your check and mail to
                          address indicated on the the address printed on
                          application.             your account statement.

Automatic Investment      Use one of the above     Use Automated Clearing
Plan                      procedures to open your  House funds. Sign up for
                          account. Obtain an       this service when opening
                          Automatic Investment     your account, or call
                          Plan form to sign up     1-800-847-0200 to add
                          for this service.        to it.

Complete and sign an account application and give it, along with your check, to your financial advisor. You may also open your account by wire or mail as described above. If there is no application accompanying this prospectus, call 1-800-847-0200.

If you buy shares by check and then redeem those shares, the payment may be delayed for up to 15 business days to ensure that your previous investment has cleared.

STREET NAME OWNERSHIP OF SHARES

Some securities dealers offer to act as owner of record of Fund shares as a convenience to investors who are clients of those firms and shareholders of an individual Fund. Neither the Fund nor the Transfer Agent can be responsible for failures or delays in crediting shareholders for dividends or redemption proceeds, or for delays in reports to shareholders if a shareholder elect s to hold Fund shares in street-name through a brokerage firm account rather than directly in the shareholder's own name. Further, neither the Fund nor the Transfer Agent will be responsible to the investor for any loss to the investor due to the brokerage firm's failure, its loss of property or funds, or its acts or omissions. Prospective investors are urged to confer with their financial advisor to learn about the different options available for owning mutual fund shares. You may receive share certificates or hold shares in your name with the Transfer Agent upon request.

SELLING FUND SHARES

You can withdraw money from your Fund account at any time by redeeming some or all of your shares (by selling them back to the Fund or by selling the shares through you r financial advisor). Your shares will be purchased by the Fund at the next share price (NAV) calculated after your order is received in proper form and accepted. The amount of the CDSC, if any, will be deducted and the remaining proceeds sent to you. No CDSC is imposed on the amount by which the value of a share may have appreciated. Similarly, no CDSC is imposed on shares obtained through reinvestment of dividends or capital gains. Shares not subject to a CDSC will be redeemed first. Share price is normally calculated at 4 p.m. Eastern time.

To sell shares in an account, you may use any of the methods described on the following page.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open.

CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and your Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

 * You wish to redeem more than $10,000 worth of shares,
 * Your account registration has changed within the last 30 days,
 * The check is being mailed to a different address than the one on your account (record address),
 * The check is being made payable to someone other than the account owner, or
 * The redemption proceeds are being transferred to a Thornburg account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (STAMP). A notary public cannot provide a signature guarantee.

TELEPHONE REDEMPTION. If you completed the telephone redemption section of your application when you first purchased your shares, you may easily redeem any class of shares of any Fund by telephone simply by calling a Fund Customer Service Representative before 2:30 p.m. Money can be wired directly to the bank account designated by you on the application or sent to you in a check. The Funds' Transfer Agent may charge a fee for a bank wire. This fee will be deducted from the amount wired.

If you did not complete the telephone redemption section of your application, you may add this feature to your account by calling the Fund for a telephone redemption application. Once you receive it, please fill it out, have it signature guaranteed and send it to:

 NFDS
 c/o Thornburg Funds
 P.O. Box 419017
 Kansas City, MO 64141-6017

The Funds, TSC, TMC and the Funds' Transfer Agent are not responsible for, and will not be liable for, the authenticity of withdrawal instructions received by telephone or the delivery or transmittal of the redemption proceeds if they follow instructions communicated by telephone that they reasonably believe to be genuine. By electing telephone redemption you are giving up a measure of security you otherwise may have by redeeming shares only with written instructions, and you may bear the risk of any losses resulting from telephone redemption. The Funds' Transfer Agent will attempt to implement reasonable procedures to prevent unauthorized transactions and the Funds or their Transfer Agent could be liable if these procedures are not employed. These procedures will include recording of telephone transactions, providing written confirmation of such transactions within 5 days, and requesting certain information to better confirm the identity of the caller at the time of the transaction.
____________________________________________________________________________
Redeeming Shares          Account Type           Special Requirements
----------------------------------------------------------------------------
Through Your Financial    All account types      Consult with your financial
Advisor                                          advisor.  Your financial
                                                 advisor may charge a fee.

By Mail                   Individual, Joint      The letter of instruction
                          Tenant, Sole Pro-      must be signed by all
                          prietorship, UGMA,     persons required to sign
                          UTMA                   for transactions, exactly as
 Send to: NFDS                                   their names appear on the
 c/o Thornburg Funds                             account, and must include:
 P.O. Box 419017                                  * Your name,
 Kansas City, MO                                  * The Fund's name,
 64141-6017                                       * Your Fund account number,
                                                  * The dollar amount or
                                                    number of shares to be
                                                    redeemed,
                                                  * Any other applicable
                                                    requirements listed
                                                    above,
                                                  * Signature guarantee, if
                                                    required.

                          Trust In addition to the above requirements, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

                          Business or            In addition to the above
                          Organization           requirements, at least one
                                                 person authorized by
                                                 corporate resolution to act
                                                 on the account must sign the
                                                 letter which must be
                                                 signature guaranteed.
                                                 Include a corporate
                                                 resolution with corporate
                                                 seal.

                          Executor,              Call 1-800-847-0200 for
                          Administrator,         instructions.
                          Conservator, Guardian


By Telephone              All account types      You must sign up for the
1-800-847-0200            except Street-Name     telephone redemption feature
                                                 before using it.
                                                  Minimum Wire $1,000
                                                  Minimum Check $50.00

By Systematic Withdrawal  All account types      You must sign up for this
 Plan                                            feature to use it.
                                                  Minimum Account Balance
                                                   $10,000
                                                  Minimum Check $50.00

INVESTOR SERVICES

Thornburg Funds provides a variety of services to help you manage your account.

Information Services

Thornburg Funds' telephone representatives are available Monday through Friday from 9:30 am to 6:30 pm Eastern time. Whenever you call, you can speak with someone equipped to provide the information or service you need.

Thornburg Funds' Audio Response system is available 24 hours a day, 365 days a year. This computerized system gives you instant access to your account information and up-to-date figures on all of the Thornburg Funds.

Statements and reports that Thornburg Funds send to you include the following:
 * Account statements after every transaction affecting your account
 * Monthly account statements
 * Financial reports (every six months)
 * Cost basis statement (at the end of any year in which you redeem shares)

TRANSACTION SERVICES

Automatic Investment Plan. One easy way to pursue your financial goals is to invest money regularly. Thornburg Funds let you transfer as little as $100 from your bank account into your Fund account on a weekly, monthly or quarterly basis, automatically. Because the Fund's Automatic Investment Plan has a lower minimum than a regular purchase, it is an ideal way for beginning investors to invest in a Fund.

While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Call 1-800-847-0200 and speak to a Fund Customer Service Representative for more information.

Exchange Privilege. You may exchange Class A shares of any other Thornburg Fund for Class A shares of one of the Thornburg Municipal Funds.

If you are exchanging from one of the Funds covered by this prospectus into another Thornburg Fund, you may (i) have to pay the difference between the front end sales charge you paid on the Fund out of which you are exchanging and the front end sales charge applicable to the Fund into which you are exchanging; or (ii) you may qualify for a reduced sales charge or no sales charge on that Fund. Please consult the exchange an d reinvestment privilege information in the Prospectus of the other Thornburg Fund.

Note that exchanges out of a Fund may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page 25.

Systematic withdrawal plans let you set up periodic redemptions from your account. Because of the sales charge on Class A shares of each Fund, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A shares on a regular basis.

SHAREHOLDER AND ACCOUNT POLICIES

Dividends, Capital Gains, and Taxes

The Funds distribute substantially all of their net income and realized capital gains, if any, to shareholders each year. Each Fund declares its net investment income daily and distributes it monthly. Each Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions normally will be declared and payable in December.

Distribution Options

Each Fund earns interest from bond, money market, and other investments. These are passed along as dividend distributions. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions.

When you open an account, specify on your application how you want to receive your distributions. Each Fund offers four options, (which you can change at any time).

Dividends

1. Reinvestment Option. Your dividend distributions will be automatically invested in additional shares of your Fund. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to invest your dividends in the shares of any other Thornburg Fund.

2. Cash Option. You will be sent a check for your dividend distributions. Cash distribution checks are normally mailed on the third business day after the month-end.

Capital Gain

1. Reinvestment Option. Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to re invest your capital gain distributions in shares of any other Thornburg Fund.

2. Cash Option. You will be sent a check for any capital gain distributions.

Shares of any Thornburg Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges or contingent deferred sales charges.

Turnover and Capital Gains

The Funds do not intend to engage in short-term trading for profits. Nevertheless, when a Fund believes that a security will no longer contribute towards its reaching its goal, it will normally sell that security.

When a Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. A fund must, by law, distribute capital gains, net of any losses, to its shareholders. Whether you reinvest your capital gain distributions or take them in cash, the distribution is taxable.

To minimize taxable capital gain distributions, each Fund will realize capital losses, if available, when, in the judgment of the portfolio manager, the integrity and income generating aspects of the portfolio would be unaffected by doing so.

TAXES

Federal Taxes
The Limited Term National Fund, Limited Term California Fund, Intermediate National Fund, Intermediate New Mexico Fund and Intermediate Florida Fund each have qualified under Subchapter M of the Internal Revenue Code (the "Code ") for tax treatment as a regulated investment company, and each of these Funds intends to continue its qualification so long as qualification is in the best interests of the shareholders. The other Funds also intend to qualify for this treatment under Subchapter M. This tax treatment relieves a Fund from paying federal income tax on income which is currently distributed to its shareholders. Each Fund also intends to satisfy conditions that will enable it to designate distributions from the interest income generated by its investments in Municipal Obligations, which are exempt from federal income tax when received by the Fund, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of such dividends, except to the extent the alternative minimum tax may be imposed.

The Fund's counsel, White, Koch, Kelly & McCarthy, Professional Association, has not made and normally will not make any review of the proceedings relating to the issuance of the Municipal Obligations or the basis for any opinions issued in connection therewith. In the case of certain Municipal Obligations, federal tax exemption is dependent upon the issuer (and other users) complying with certain ongoing requirements. There can be no assurance that the issuer (and other users) will comply with these requirements, in which event the interest on such Municipal Obligations could be determined to be taxable, in most cases retroactively from the date of issuance. Certain matters under the Code, including certain exceptions to the foregoing, are discussed more specifically below.

Each Fund will receive the opinion of its counsel or other assurances before commencing investment operations that such distributions will constitute Exempt Interest Dividends under the Code if certain conditions are satisfied. Distributions by each Fund of net interest income received from certain temporary investments (such as certificates of deposit, corporate commercial paper and obligations of the United States government, its agencies and instrumentalities) and net short-term capital gains realized by each Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations. Any net long-term capital gains realized by a Fund, whether or not distributed, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have held their shares, although gains attributable to market discount on portfolio securities will be characterized as ordinary income. Each year each Fund will, where applicable, mail to shareholders information on the tax status of dividends and distributions, including the respective percentages of tax-exempt and taxable income and an allocation of tax-exempt income on a state-by-state basis. The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authorities. (See "State Taxes," below). Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal, state and local taxation of each Fund and the income tax consequences to its shareholders.

The Code treats interest on certain Municipal Obligations which are private activity bonds under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations. The Funds may purchase without limitation private activity bonds the interest on which is subject to treatment under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations, although the frequency and amounts of these purchases are presently uncertain. Some portion of Exempt Interest Dividends may, as a result of these purchases, be treated as a preference item for purposes of the alternative minimum tax on individuals and corporations. Shareholders are advised to consult their own tax advisers as to the extent and effect of this treatment.

State Taxes

Distributions of interest income from Municipal Obligations will not necessarily be exempt from taxes under the income or other tax laws of any state or local taxing authority. Distributions to individuals attributable to interest on Municipal Obligations originating in Alabama, California, Arizona, New Mexico, and Tennessee will not be subject to personal income taxes imposed by the state of the same name as the Fund. For example, an individual resident in New Mexico, who owns shares in the New Mexico Fun d, will not be required by New Mexico to pay income taxes on interest dividends attributable to obligations originating in that state. Capital gain distributions are taxable by these states, irrespective of the origins of the obligations from which the gains arise. Individual shareholders in Pennsylvania will not be subject to Pennsylvania income tax on distributions attributable to interest on obligations originating in Pennsylvania, or distributions attributable to gains on dispositions of obligations of Pennsylvania and its political subdivisions and obligations of the United States and its territories and possessions. Additionally, individual shareholders will be exempt from Pennsylvania personal property tax on their Pennsylvania Fund shares to the extent the Fund's assets consist of obligations described in the preceding sentence. Individual residents in Pittsburgh will enjoy a similar exemption from personal property taxes imposed by the City and School District of Pittsburgh.

Florida, Texas and Utah do not currently impose an income tax on individuals or do not impose an income tax on distributions to individuals attributable to Municipal Obligations, although capital gain distributions will be subject to personal income tax in Utah. Florida imposes a personal property or "intangibles" tax which is generally applicable to securities owned by individual residents in Florida, but the intangibles tax will not apply to Florida Fund shares if the Funds' assets as of the close of the preceding taxable year consist only of obligations of Florida and its political subdivisions and obligations of the United States, Puerto Rico, Guam or the United States Virgin Islands.

With respect to distributions of interest income from the Limited Term National Fund and the Intermediate National Fund, the laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of these Funds are advised to consult their own tax advisers in that regard. The Limited Term National Fund and the Intermediate National Fund will advise shareholders approximately 60 day s after the end of each calendar year as to the percentage of income derived from each state as to which it has any Municipal Obligations in order to assist shareholders in the preparation of their state and local tax returns. Prospective investors are urged to confer with their own tax advisers for more detailed information concerning state tax consequences. In particular, corporations should note that the preceding outline of state taxes pertains principally to individuals, and tax treatment of corporations may be different.

SERVICE AND DISTRIBUTION PLANS

Service Plan - Both Classes. Each class of each Fund has adopted a Service Plan under which TMC makes payments to securities dealers and other financial institutions and organizations to obtain various shareholder related services. The Service Plans applicable to the Limited Term Municipal Funds permit each of these Funds to reimburse TMC for these payments at annual rates up to .125% of the Fund's net assets attributable to Class A shares and up to .25% of the Fund's net assets attributable to Class C shares; the Service Plans applicable to each class of the Intermediate Municipal Funds provides for reimbursement at annual rates of up to .25% of each class' net assets. No assets of any class of any Fun d will be used to reimburse expenses attributable to any other class of the same, or any other Fund.

Class C Distribution Plan. Each Fund has adopted a Class C Distribution Plan applicable to Class C shares, under which the Fund will pay to TSC on a monthly basis an annual distribution fee of up to .75% of the average daily net assets attributable to Class C shares of the Fund. This distribution fee is an addition to the service fee described above under "Service Plan - All Classes" and is charged to and reduces the income allocated to Class C shares. TSC intends to use these amounts principally to compensate dealers (including banks) who sell Class C shares. TSC also will engage in other distribution related activities, including advertising and other promotional activities. However, the distribution fee paid to TSC is not computed with respect to TSC's actual expenses, and the fees received by TSC may be more or less than its actual distribution expenses. TSC may, but is not obligated to, waive any part or all of its compensation provided for under the Class C Distribution Plan.

The Glass-Steagall Act prohibits certain banks from underwriting mutual fund shares. The Funds do not believe that this prohibition will apply to the commissions described beginning on page 16 or to the plans described above. However, no assurance can be given that the Glass-Steagall Act will not be interpreted so as to prohibit these arrangements. In that event, the ability of the Funds to market their shares could be impaired to a small extent. In addition, state securities laws on this issue may differ from interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law.

TRANSACTION DETAILS

The Funds are open for business each day the New York Stock Exchange (NYSE) is open. Each class of shares of the Fund normally calculates its NAV (and offering price for Class A shares) as of the close of business of the NYSE, normally 4 p.m. Eastern time. Each Fund's assets are valued on the basis of valuations obtained from independent pricing services.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

You may initiate many transactions by telephone. Note that a Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. The Fund will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you want the ability to redeem and exchange by telephone, fill in the appropriate section of the application. If you have an existing account to which you wish to add this feature, call the Fund for a telephone redemption application. If you are unable to reach the Fund by phone (for example, during periods of unusual market activity), consider placing your order by mail or by using your financial advisor.

The Funds reserve the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions " on page 25. Purchase orders may be refused if, in TMC's opinion, they would disrupt management of a Fund.

When you place an order to buy shares, your order will be processed at the next share price calculated after your order is received and accepted. If you open or add to your account yourself rather than through your financial advisor please note the following:

 * All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
 * The Funds do not accept cash.
 * If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the Fund or its Transfer Agent has incurred.

When you buy shares of a Fund or sell them through your financial advisor, you may be charged a fee for this service. Please read your financial advisor's program materials for any additional procedures, service features or fees that may apply.

Certain financial institutions that have entered sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after your request is received and accepted. (Except that a CDSC will be deducted from Class C shares within one year of purchase and a CDSC of 1/2 of 1% will be deducted from redemptions of Class A shares within one year of purchase where no sales charge was imposed on the purchase because it exceeded $1,000,000). Note the following:

 * Consult your financial advisor for procedures governing redemption through his or her firm.
 * If you redeem by mail the proceeds will normally be mailed to you on the next business day, but if making immediate payment could adversely affect your Fund, it may take up to 7 days to pay you.
 * Telephone redemptions over the wire generally will be credited to your bank account on the business day after your phone call.
 * Each Fund may hold payment on redemptions until it is reasonably satisfied that investments previously made by check have been collected, which can take up to 15 business days.
 * Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
 * To the extent consistent with state and federal law, a Fund may make payments of the redemption price either in cash or in kind. The Funds have elected to pay in cash all requests for redemption by any shareholder. They may, however, limit such cash in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

EXCHANGE RESTRICTIONS

 * The Fund you are exchanging into must be registered for sale in your state.
 * You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
 * Before exchanging into a Fund, read its prospectus.
 * If you exchange Class A shares into a Fund with a higher sales charge, you may have to pay the percentage-point difference between that Fund's sales charge and any sales charge you h ave previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2.5% on your shares and you exchange them into a Fund with a 4.5% sales charge, you would pay an additional 2% sales charge.
 * Exchanges may have tax consequences for you.
 * Because excessive trading can hurt performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a Fund in any calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
 * Each Fund reserves the right to refuse exchange purchases by any person or group if, in TMC's judgement, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
 * Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund.

Although a Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Funds reserve the right to terminate or modify the exchange privilege in the future.

PERFORMANCE

YIELD COMPUTATION AND TOTAL RETURN

The Funds may quote their yields and returns in reports, sales literature and advertisements. Yield and return information are computed separately for Class A and Class C shares. Yield and return for Class C shares of a Fund ordinarily will be less than t hat of Class A shares of the same Fund because of the additional distribution fees imposed upon Class C shares. Additionally, yield and return could differ in minor respects among classes of the same Fund because of allocation of certain expenses to one or more specific classes to which the expenses relate. Any return quoted should not be considered a representation of the return in the future since return figures are based upon historical earnings. Actual performance will vary.

Current yield quotations will include a standardized calculation which computes yield for a 30-day or one-month period by dividing a Fund's net investment income per share during the period by the maximum offering price on the last day of the period and annualizing the result. Provided that any such quotation is also accompanied by the standardized calculation referred to above, any of the Funds also may quote non-standardized yields for a specified period by dividing the net investment income per share of that Fund f or that period by either the Fund's average public offering price per share for that same period or the offering price per share on the first or last day of the period and annualizing the result. The primary differences between the yield calculations obtain ed using the standardized performance measure and any non-standardized performance measure will be caused by the following factors: (1)The non-standardized calculation may cover periods other than the 30-day or one month period required by the standardize d calculation; (2)The non-standardized calculations may reflect amortization of premium based upon historical cost rather than market value; (3)The non-standardized calculation may reflect the average offering price per share for the period or the beginning offering price per share for the period, whereas the standardized calculation will always reflect the maximum offering price per share on the last day of the period; (4)The non-standardized calculation may reflect an offering price per share other than the maximum offering price, provided that any time any Fund's return is quoted in reports, sales literature or advertisements using a public offering price which is less than the Fund's maximum public offering price, the return computed by using the Fund's maximum public offering price also will be quoted in the same piece; (5)The non-standard return quotation may include the effective return obtained by compounding the monthly dividends.

Average annual total return quotations show the average annual percentage change in value of $1,000 for one, five and ten-year periods unless the class has been in existence for a shorter period. Average annual total return includes the effect of paying the maximum sales charge (Class A shares) or the deduction of the applicable CDSC (Class C shares) and assumes the reinvestment of all dividends. The Funds also may furnish average annual total return quotations for other periods, or based upon investments at various sales charge levels or at net asset value. Total return quotations show the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Yields and returns described in this section may also be quoted on a "taxable equivalent yield" basis by computing the taxable yield or return which a hypothetical investor subject to a specified income tax rate must realize to receive the same yield or return after taxes. When a taxable equivalent yield is quoted, the following additional information will be furnished: (1) a standardized current yield; (2) the length of and the last day of the base period used in computing the quotation; and (3) a description of the method by which the quotation is computed.

Yield and return information may be useful in reviewing the performance of the Funds and for providing a basis for comparison with other investment alternatives. Comparative information about the yield or distribution rate of the shares of a Fund and a bout average rates of return on certificates of deposit, bank money market deposit accounts, money market mutual funds and other short-term investments may also be included in advertisements and communications of the Fund. Any such comparison will contain information about the differences between the Funds and those investments.

From time to time, in advertisements and other types of literature, the performance of the Funds may be compared to other groups of mutual funds. This comparative performance ma y be expressed as a ranking or a rating prepared by Lipper Analytical Services, Inc., Donoghue Organization, Inc., Morningstar, Inc., Value Line or other widely recognized independent services which monitor the performance of mutual funds. Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BARRON's, VALUE LINE, the WALL STREET JOURNAL and MORNINGSTAR, and other such publications may also be used. The Funds may illustrate performance or the characteristics of their respective investment portfolios through graphs, tabular data, or other displays which describe (i) the average portfolio maturity of a Fund's portfolio securities relative to the maturities of other investments, (ii) the relationship of yield and maturity of the Fund to the yield and maturity of other investments (either as a comparison or through use of standard benchmarks or indices such as the Treasury yield curve), (iii) changes in the Funds' share price or net asset value relative to changes in the value of other investments, and
(iv) the relationship over time of changes in the Funds' (or other investments) net asset values or prices and the Funds' (or other investments') investment returns. The Funds also may illustrate or refer to their respective investment portfolios, investment techniques and strategies, and general market or economic trends in advertising or communications to shareholders or prospective shareholders, including reprints of interviews or articles written by or about, and including comments by, Fund managers. These illustrations, references and comments ordinarily will relate to topics addressed in the Funds' Prospectus and Statements of Additional Information.

ORGANIZATION OF THE FUNDS

Each of the Limited Term Municipal Funds are diversified series of Thornburg Limited Term Municipal Fund, Inc., a Maryland corporation organized as a diversified, open-end management investment company. The Limited Term Municipal Funds are managed by their investment adviser, Thornburg Management Company, Inc., under the supervision of the Board of Directors of Thornburg Limited Term Municipal Fund, Inc. (the "Company" ). The Company currently offers two series of stock, referred to in this Prospectus as Limited Term National Fund and Limited Term California Fund, each in multiple classes, and the Board of Directors is authorized to divide authorized but unissued shares into additional series and classes.

Each of the Intermediate Municipal Funds are series of Thornburg Investment Trust, a Massachusetts business trust (the "Trust") organized as a diversified, open-end management investment company under a Declaration of Trust (the "Declaration" ). Each of the single-state Intermediate Funds is a non-diversified series of the Trust, and the Intermediate Municipal Funds are managed by their investment adviser, Thornburg Management Company, Inc. under the supervision of the Trust's Trustees. The Trust currently has 12 authorized Funds, nine of which are described in this Prospectus. The Trustees are authorized to divide the Trust's shares into additional series and classes.

No Fund is liable for the liabilities of any other Fund. However, because the Company and the Trust share this Prospectus with respect to the Funds, there is a possibility that one of these companies could be liable for any misstatements, inaccuracies or incomplete disclosure in the Prospectus respecting Funds offered by the other company. The Company and the Trust do not concede, and specifically disclaim, any such liability.

Each Fund may hold special shareholder meetings and mail proxy materials. These meetings may be called to elect or remove Directors or Trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own. Shares do not have cumulative voting rights or preemptive rights.

TMC and TSC

The Funds are managed by Thornburg Management Company, Inc., ("TMC") which chooses each Fund's investments and handles its business affairs. TMC was established in 1982. Today, the Thornburg Funds include Thornburg Value Fund, Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund in addition to the Funds covered by this Prospectus. The Thornburg Funds total over $1.6 billion in assets. Thornburg Management Company Inc. is known as a provider of conservative investment products. For more than a decade the Thornburg Funds have been committed to preserving and increasing the real wealth of their shareholders. The key to growing real wealth is increasing buying power after taxes, inflation, and investment related expenses.

For each of the Funds, TMC receives a management fee computed according to the following scale and paid monthly as a percentage of each Fund's average daily assets.

                          Limited Term             Intermediate
                          Municipal Funds          Municipal Funds
Net Assets                Annual Rate              Annual Rate
0 to $500 million          .75%                     .625%
$500 million to $1 billion .65%                     .575%
$1 billion to $1.5 billion .55%                     .525%
$1.5 billion to $2 billion .50%                     .475%
Over $2 billion            .40%                     .400%

The management fee on the portion of each Limited Term Municipal Fund's net assets up to $500 million is higher than the fee paid to the adviser of most other mutual funds; however, the overall expense rate of each of the Limited Term Municipal Funds is comparable to many funds sold through securities dealers.

Brian J. McMahon, a Managing Director of TMC, has primary responsibility for the day-to-day management of each of the Fund portfolios. He has held this responsibility for each of the Limited Term National Fund and the Limited Term California Fund since their respective inceptions in 1984 and 1987. He has held the same responsibility for the Intermediate National Fund and the Intermediate New Mexico Municipal Fund, which commenced operations in 1991, and for the Intermediate Florida Fund, which commenced operations in February 1994. Mr. McMahon is assisted by other employees of TMC in managing the Funds.

TMC may, from time to time, agree to waive its fees or to reimburse any Fund for expenses above a specified percentage of average daily net assets. TMC retains the ability to be repaid by the Fund receiving these reimbursements for these expense reimbursements if expenses fall below the limit prior to the end of the fiscal year. Fee waivers or expenses by the Fund will lower its yield.

In addition to TMC's fees, each Fund will pay all other costs and expenses of its operations. Funds will not bear any costs of sales or promotion incurred in connection with the distribution of their shares, except as provided for under the service and distribution plans applicable to each Fund class, as described above under "Service and Distribution Plans."

Thornburg Securities Corporation (TSC) distributes and markets the Thornburg Funds.

H. Garrett Thornburg, Jr. a Trustee and President of the Trust and a Director and Chairman of the Fund, is the controlling stockholder of both TMC and TSC.

Thornburg Funds provides shareholders account inquiry service 24 hours a day, 365 days a year, through its Audio Response telephone service. To reach Thornburg Funds for general information, please call 1-800-847-0200. If you would prefer to speak with a Thornburg Funds representative, please call during business hours and follow the simple instructions you will receive.

                          ADDITIONAL INFORMATION

                         Reports to Shareholders
Shareholders will receive annual reports of their Fund containing financial statements audited by the Funds' independent auditors, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

                       Custodian and Transfer Agent
The custodian of each Fund's assets is State Street Bank & Trust Co. National Financial Data Services is the transfer agent for the Funds and performs bookkeeping, data processing and administrative services incident to the maintenance of shareholder accounts.

                              General Counsel
Legal matters in connection with the issuance of shares of the Funds are passed upon by White, Koch, Kelly & McCarthy, Professional Association, Post Office Box 787, Santa Fe, New Mexico 87504-0787.

                            Investment Adviser
                    Thornburg Management Company, Inc.
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico 87501

                               Distributor
                     Thornburg Securities Corporation
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico 87501

                                 Auditor
                         McGladrey & Pullen, LLP
                             555 Fifth Avenue
                         New York, New York 10017

                                Custodian
                      State Street Bank & Trust Co.
                          Boston, Massachusetts

                              Transfer Agent
                      State Street Bank & Trust Co.
                         c/o NFDS Servicing Agent
                          Post Office Box 419017
                     Kansas City, Missouri 64141-6017

No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by any Fund or Thornburg Securities Corporation. This Prospectus constitutes an offer to sell securities of a Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. A Fund will not accept applications from persons residing in states where the Fund's shares are not registered.

                                  <logo>
                              Thornburg Funds
                         Investing With Integrity
               Thornburg Securities Corporation, Distributor
            119 East Marcy Street, Santa Fe, New Mexico  87501
                              (800) 847-0200